UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2007

DYNAMIC LEISURE CORPORATION

(Exact name of registrant as specified in its charter)

333-07953

(Commission File Number)

Minnesota	41-1508703
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5680A W. Cypress Street

           Tampa, FL 33607

(Address of principal executive offices)

(813) 877-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 31, 2007 Dynamic Leisure Corporation (the “Company) entered into a settlement agreement (the “Settlement Agreement”) with AJW Partners, LLC. (“Partners”), AJW Offshore, Ltd. (“Offshore”), AJW Qualified Partners, LLC (“Qualified”) and New Millenium Capital Partners, II, LLC (“Millenium”). Partners, Offshore, Qualified and Millenium (collectively, the “Subscribers”).

Pursuant to the Settlement Agreement, the Company agreed to pay $1.2 million and to issue an aggregate of 500,000 shares of the Company’s common stock (the “Shares”) to the Subscribers, in full satisfaction of all of the Company’s obligations under the Securities Purchase Agreement (“Purchase Agreement”), Security Agreement, Intellectual Property Security Agreement and Registration Rights Agreement dated November 9, 2006 by and between the Company and the Subscribers and secured convertible term notes in the aggregate principal amount of $1,000,000 issued by the Company in favor of the Subscribers.

In addition, pursuant to the Settlement Agreement, the Company amended and restated the Stock Purchase Warrants issued to the Subscribers pursuant to the Purchase Agreement (the “Warrants”) as follows:

•

to remove the Company’s obligation to secure the listing of the shares of common stock issuable upon the exercise of the Warrants with a national securities exchange or automated quotation system upon which the Company common stock is then listed

•	to remove the antidilution provision
•	to provide the holders of the Warrants the right to receive securities or assets which may be issued or payable up a consolidation, merger or sale of the Company
•	to provide the holders of the Warrants the right to receive distribution of assets of the Company, including cash
•	to remove the cashless exercise option

The foregoing description of the Settlement Agreement and the amendment to the Warrants is qualified in its entirety by reference to the full text of such agreements and instruments, copies of which is filed as Exhibits 10.1to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Settlement Agreement dated July 31, 2007 by and between the Company and the Subscribers named therein and Form of Amended and Restated Stock Purchase Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC LEISURE CORPORATION

Date: August 3, 2007	By: /s/ Daniel G. Brandano
Daniel G. Brandano
President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Settlement Agreement dated July 31, 2007 by and between the Company and the Subscribers named therein and Form of Amended and Restated Stock Purchase Warrant